SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party Other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Materials

[  ]

Confidential, For Use of the Commission only

[  ] Definitive Proxy Statement

 (as permitted by Rule 14a-6(e)(2)

[  ] Definitive Additional Materials

[   ] Soliciting Material Under Rule 14a-12

 Gold Standard, Inc.  _________________________________________________________________________________________

(Name of Registrant as Specified in its Charter)

____________________________________________________________________________________________

(Name of Person Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

____________________________________________________________________________________________

(2) Aggregate number of securities to which transaction applies:

____________________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

____________________________________________________________________________________________

(4) Proposed maximum aggregate value of transaction:

____________________________________________________________________________________________

(5) Total fee paid:

____________________________________________________________________________________________

[  ] Fee previously paid with preliminary materials:

____________________________________________________________________________________________

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

____________________________________________________________________________________________

(2) Form, Schedule or Registration Statement No.:

____________________________________________________________________________________________

(3) Filing Party:

____________________________________________________________________________________________

(4) Date Filed:

____________________________________________________________________________________________

PROXY

GOLD STANDARD, INC.

SOLICITED BY THE BOARD OF DIRECTORS

For use at the March 29, 2007 Special Meeting

The undersigned hereby appoints Robert Brantl as Proxy, with power of substitution, who shall be present at the meeting to vote all of the shares of the undersigned as follows:

(1)

PROPOSAL TO CHANGE THE NAME OF THE CORPORATION TO “CHANG-ON INTERNATIONAL LIMITED.”

         /  /   FOR

 /  /   AGAINST

  /  /   ABSTAIN

(2)

PROPOSAL TO PERMIT SHAREHOLDER ACTION TO BE TAKEN BY WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE VOTING POWER.

        /  /   FOR

 /  /   AGAINST

  /  /   ABSTAIN

and in his discretion upon such other business as may be properly brought before the Special Meeting of Shareholders of GOLD STANDARD, INC., to be held at the Courtyard Tarrytown Greenburgh, 475 White Plains Road, Tarrytown, NY 10591 on March 29, 2007 at 11:00 a.m. local time, and any adjournments thereof.  This proxy revokes all prior proxies given by the undersigned.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

Date:

___________________

Signature:

___________________

Print Name:

___________________

Signature:

___________________

(if jointly held)

IMPORTANT:  Please sign exactly as name appears on your stock certificate. Joint owners should both sign.  When signing as executor, trustee, guardian, attorney or officer of a corporation, give title as such.  If a partnership, please sign in partnership name.

PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED ENVELOPE.

GOLD STANDARD, INC.

514 No. 18 Building,

High New Technology Development,

Harbin, Heilongjiang, P.R. China

 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 29, 2007

A Special Meeting of Shareholders of Gold Standard, Inc. will be held at the Courtyard Tarrytown Greenburgh, 475 White Plains Road, Tarrytown, NY 10591 on March 29, 2007 at 11:00 a.m., local time, for the following purposes:

(1)

To vote upon a proposal to effect an amendment to the Articles of Incorporation to change the name of the company to “Chang-On International Limited;”

(2)

To approve a resolution permitting the Corporation to take action by the written consent of the holders of a majority of the voting power; and

(3)

To transact other business as may properly come before the meeting.

Stockholders of record as of the close of business on March 5, 2007 will be entitled to vote at the meeting.

Enclosed is a proxy statement and form of proxy.  Shareholders who do not expect to attend the Special Meeting are requested to sign and return the proxy in the enclosed envelope.

By Order of the Board of Directors

Li Guomin

Chairman and Chief Executive Officer

March 12, 2007

GOLD STANDARD, INC.

514 No. 18 Building,

High New Technology Development,

Harbin, Heilongjiang, P.R. China

PROXY STATEMENT

This Proxy Statement is furnished to shareholders of Gold Standard, Inc. in connection with the solicitation by the Board of Directors of proxies to be used at a Special Meeting of the Shareholders of Gold Standard. This Notice of Special Meeting and Proxy Statement, and the accompanying proxy card have been mailed to the shareholders on or after March 12, 2007 for the purpose set forth in the notice of the Special Meeting.

If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time up until the time when it is voted by the Proxy Committee.  The proxy may be revoked by sending written revocation to the Proxy Committee (c/o Robert Brantl, Esq., 52 Mulligan Lane, Irvington, NY 10533) or by making a proxy bearing a later date or by appearing and voting at the Special Meeting. The proxy is in ballot form and each shareholder may indicate approval or disapproval as to the proposals identified in the proxy and accompanying Notice of Special Meeting and as set forth and discussed in this Proxy Statement.  The proposals will be presented by the Board of Directors of Gold Standard.  Where a choice is specified with respect to a proposal, the shares represented by the proxy will be voted in accordance with the specification made.  Where a choice is not so specified, the shares represented by the proxy will be voted in favor of the proposal.  The Proxy Committee appointed by the Board of Directors consists of Robert Brantl, Esq., counsel to Gold Standard.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

Stockholders of record entitled to vote will be determined as of the close of business on March 5, 2007 (the “Record Date”).  On the Record Date, the authorized voting stock consisted of 100,000,000 shares of Common Stock, $.001 par value per share, each of which is entitled to one vote.  On the Record Date, there were 61,307,366 shares of common stock issued, outstanding and entitled to vote.

The following table sets forth the number of shares of voting stock beneficially owned by each person who, as of the Record Date, owned beneficially more than 5% of any class of Gold Standard’s voting stock, as well as the ownership of such shares by each member of Gold Standard’s Board of Directors and the shares beneficially owned by its officers and directors as a group.

Name and Address of

Amount and Nature of

Percent

Beneficial Owner (1)

Beneficial Ownership (2)

of Class

Li Guomin

17,400,000

  28.4%

Zhou Qingwei

36,600,000

  59.7%

Su Yu

  6,000,000

    9.8%

Executive Officers and

Directors as a Group (3 persons)

60,000,000

  97.9%

__________________________________

(1)

Except as otherwise noted, the address of each shareholder is 514 No. 18 Building, High New Technology Development, Harbin, Heilongjiang, P.R. China.

(2)

Except as otherwise noted, all shares are owned of record and beneficially.

PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION

TO CHANGE THE NAME OF THE CORPORATION

 (Item #1 on the Proxy Card)

Proposal

The Board of Directors of Gold Standard has adopted a resolution to change the name of the Corporation from Gold Standard, Inc. to “Chang-On International Limited.”

Reasons for Proposed Name Change

The primary purpose of the name change is to represent more precisely the Corporation’s business.    On December 29, 2006 Gold Standard acquired all of the outstanding capital stock of Chang-On International Limited, a company incorporated in Hong Kong, making Chang-On a wholly owned subsidiary of Gold Standard.  Chang-On owns 61% of the registered capital of Harbin Hongbo Environment Protection Material, Inc. (“Hongbo”), a corporation organized under the laws of The People’s Republic of China.  Hongbo is engaged in the business of manufacturing construction materials from waste products.  Because of this overall new direction in the Corporation’s business, the Board of Directors and majority shareholders have determined to change the Corporation’s name.

How the Name Change Will Be Effected

If the proposed name change is approved, the officers of Gold Standard will promptly file an amendment of the certificate of incorporation (“Amendment”) with the Utah Division of Corporations and Commercial Code and the name change will become effective.

Certificates for the Corporation’s common stock that recite the name “Gold Standard, Inc.” will continue to represent shares in the corporation after the Effective Date.  If, however, a shareholder wishes to exchange his certificate for a certificate reciting the name “Chang-On International Limited” after the Amendment becomes effective, he may do so by surrendering his certificate to the Corporation’s Transfer Agent with a request for a replacement certificate and the appropriate stock transfer fee.  Gold Standard’s Transfer Agent is:

American Registrar & Transfer Co.

342 East 900 South

Salt Lake City, UT 84111

Telephone:  801-363-9065

Directors’ Recommendation

For the Reasons Indicated in this Proxy Statement, the Board of Directors Recommends That You Vote "For" Approval of the Name Change.

PROPOSAL TO PERMIT THE CORPORATION TO TAKE CORPORATE ACTION BY THE WRITTEN CONSENT OF THE MAJORITY SHAREHOLDERS

 (Item #2 on the Proxy Card)

Proposal

The Board of Directors of Gold Standard will propose at the meeting that the Shareholders approve a resolution that will permit corporate action that requires the approval of the Shareholders, other than the election of directors, to be effectuated by the written consent of the holders of shares having not less than the minimum number of votes necessary to authorize the action at a shareholders meeting.

Reason for the Proposal

Section 16-10a-704 of the Utah Revised Business Corporation Act provides that any action that may be taken at a meeting of the shareholders, other than the election of directors, may also be taken without a meeting if (a) written consents to the action are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of the shareholders and (b) written notice of the action is given to all other shareholders not less than ten days before the effective date of the corporate action.  However, Section 16-10a-1704 provides that Section 16-10a-704 does not apply to any corporation that was organized prior to July 1, 1992 unless a resolution opting to be governed by Section 16-10a-704 is adopted at meeting of the shareholders.  Gold Standard was organized prior to July 1, 1992.

The Board of Directors believes that it is in the best interests of the Corporation that it be governed by Section 16-10a-704.  The expense of holding a meeting of shareholders can be considerable.  While that expense is justifiable in the case of an annual meeting at which directors are elected, it is inefficient to hold a shareholders meeting on other matters, such as amendments to the articles of incorporation or corporate reorganizations, if the holders of the voting majority have already determined how the matter will be decided.  In addition, the ability to obtain shareholder approval by written consent facilitates transactions by the corporation in which its counterparty requires assurance that the action will be approved.

It should be noted, however, that the current Board of Directors of Gold Standard holds a majority of its outstanding shares.  Accordingly, approval of the Proposal will permit those individuals to effect both action by the Board and action by the Shareholders without holding a shareholders meeting.  It should also be noted that, if the proposal is adopted, the holders of the majority of the voting power will be able to implement significant corporate actions, such as amendments to the articles of incorporation, mergers, asset sales or the adoption of a plan of liquidation, without providing the remainder of the shareholders a forum at which they may question the action and be heard.

Directors’ Recommendation

For the Reasons Indicated in this Proxy Statement, the Board of Directors Recommends That You Vote "For" Approval of the Proposal to Permit Shareholder Action by Written Consent.

OTHER MATTERS

Vote Required To Approve the Proposals

The affirmative vote of the majority of the shares of common stock outstanding on the Record Date will be required for approval of the Proposals.  Abstentions will have the same effect as negative votes since the percentage requirement for approval is based on all outstanding shares and not only on those shares casting votes.  Broker non-votes, if any, will not be counted and will have no effect on the vote.

Dissenters’ Rights

Under Utah law, shareholders are not entitled to dissenters' rights with respect to any of the transactions described in this Proxy Statement.

Transaction of Other Business

As of the date of this Proxy Statement, Management has no knowledge of any business which will be presented for consideration at the meeting other than that described above.  Should any other matter come before the meeting, it is the intention of the Proxy Committee to vote such proxy in accordance with their best judgment.

Shareholder Proposal

In order for shareholder proposals intended to be presented at the next meeting of Shareholders to be eligible for inclusion in the corporation's proxy statement and the form of proxy for such meeting, they must be received by the corporation at its principal executive offices a reasonable time before the corporation prints its proxy materials for the meeting.  In addition, if the corporation does not receive notice of a shareholder proposal within a reasonable time before the corporation mails its proxy materials to the shareholders, then the proxies solicited by the Board of Directors may confer on the proxy committee discretionary authority to vote on the shareholder proposal.   The Board of Directors has not determined when there will be another meeting of the shareholders.

Solicitation of Proxies

The entire expense of preparing, assembling and mailing this proxy statement, the form of proxy and other material used in the solicitation of proxies will be paid by Gold Standard.  In addition to the solicitation of proxies by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and Gold Standard will reimburse them for expenses in so doing.  To the extent necessary in order to insure that sufficient votes are cast, officers and agents of Gold Standard, who will not be additionally compensated therefor, may request the return of proxies personally.  The extent to which this will be necessary depends on how promptly proxies are received, and shareholders are urged to send their proxies without delay.

By Order of the Board of Directors

Li Guomin

Chairman and Chief Executive Officer

Dated:  March 12, 2007